UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	April 17, 2006

NEW YORK HEALTH CARE, INC.
(Exact Name of Registrant as Specified in Its Charter)

New York	1-12451	11-2636089
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1850 McDonald Avenue, Brooklyn, New York	11223
(Address of Principal Executive Offices)	(Zip Code)

(212) 679-7778
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 1- Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On April 17, 2006, the Registrant entered into an amendment (the “Amendment”) to the settlement agreement (the “Emerald Settlement Agreement”) with Emerald Asset Management, Inc. and Yitz Grossman dated March 6, 2006. The Emerald Asset Agreement was filed as an Exhibit 10.4 to the Registrant’s Form 8-K filed with the Commission on March 10, 2006.

The Amendment provides for a deferral of the cash payment under the Emerald Settlement Agreement until the Registrant secures additional funds sufficient to meet the obligations.

Included as Exhibit 10.1 this Report is the Amendment and the terms of such Exhibit are incorporated by reference in their entirety.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW YORK HEALTH CARE, INC.
(Registrant)

Date: April 19, 2006	By:	/s/ Dennis M. O'Donnell

Dennis M. O'Donnell, Chief Executive Officer